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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 29, 1998

               Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                   333-61939                    13-3526694
(State or Other Jurisdiction     (Commission File             (I.R.S. Employer
     of Incorporation)                Number)                Identification No.)

      One New York Plaza
      New York, New York                                           10292
(Address of Principal Executive                                  (Zip Code)
          Offices)

        Registrant's telephone number, including area code (212) 778-1000

                                    No Change
          (Former name or former address, if changed since last report)

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

      Item 5. Other Events

            In connection with the offering of Wilshire Mortgage Loan Trust 1998-3, Mortgage Pass-Through Certificates, Series 1998-3 described in a
Prospectus Supplement dated September 25, 1998, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

      Item 7. Financial Statements, Pro Forma Financial Information and
              Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

                                   SIGNATURES

            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                PRUDENTIAL  SECURITIES   SECURED   FINANCING
                                CORPORATION
                                     as Depositor and on behalf of Wilshire
                                     Mortgage Loan Trust 1998-3
                                Registrant

                                           By: /s/ Evan Mitnick
                                              -------------------------
                                               Name:  Evan Mitnick
                                               Title: Vice President

Dated: September 28, 1998

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Related Computational Materials (as defined in Item 5 above).